December 2, 2005

Supplement

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
THE FLEXIBLE INCOME PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The following paragraph hereby replaces the last two sentences of the first paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The amount of the Portfolio's assets committed to any one asset class or market segment will fluctuate. However, the Portfolio may invest up to 65% of its net assets in any one asset class or market segment. The Investment Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Portfolio's assets may be invested in certain groups and not others.

The following sentence hereby replaces the last sentence of the twelfth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Portfolio's investments in high yield securities not including emerging market securities as set forth below may not exceed 65% of its net assets.

The following sentence hereby replaces the first sentence of the thirteenth paragraph of the section of the Prospectus titled "Principal Investment Strategies":

The Portfolio may invest up to 65% of its net assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries.

The seventh and eighth paragraphs of the section of the Prospectus titled "Portfolio Management" are hereby replaced by the following:

The Flexible Income Portfolio is managed within the Investment Adviser's Taxable Fixed-Income team. The team consists of portfolio managers and analysts. Current members of the team responsible for the day-to-day management of the Portfolio include W. David Armstrong, Roberto M. Sella, Abigail L. McKenna and David S. Horowitz, each a Managing Director of the Investment Adviser.

Mr. Armstrong has been affiliated with the Investment Adviser in an investment management capacity since February 1998 and began managing the Portfolio in February 2005. Mr. Sella has been affiliated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Portfolio in February 2005. Ms. McKenna has been affiliated with the Investment Adviser in an investment management capacity since August 1996 and began managing the Portfolio in May 2003. Mr. Horowitz has been affiliated with the Investment Adviser in an investment management capacity since May 1995 and began managing the Portfolio in December 2005.

Mr. Sella is the lead manager of the Portfolio. Each member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and for the execution of the overall strategy of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS FI 12/05